COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 22.	COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases railroad lines, warehouses, and offices under operating leases.  Future minimum lease payments under operating leases with initial or remaining terms of one year or more are as follows:

As of December 31,	Operating Leases
2,012	$134,402
2,013	90,206
2,014	85,409
2,015	85,409
2,016	85,409
Thereafter	908,892
$1,389,727

Contingencies

On February 12, 2012, the Company’s former Chief Financial Officer alleged that the Company may have violated certain regulations and upon receipt of such allegations, the Company's Audit Committee retained K&L Gates LLP to conduct an inquiry into such allegations. On March 27, 2012, the Company received a letter asserting a claim of wrongful termination wherein the former Chief Financial Officer seeks payment of $250,000 plus the issuance of 60,000 shares of common stock in settlement for the claimed damages therein.

The Company believes that such allegations and claims are without merit and intends to vigorously defend such allegations and claims. Because the inquiry is in its initial stages, the Company is not currently able to predict the probability of a favorable or unfavorable outcome, or the amount of any possible loss in the event of an unfavorable outcome. Consequently, no material provision or liability has been recorded for such allegations and claims as of December 31, 2011. However, management is confident in its defenses to such allegations and claims.